Rent-A-Center: Third Quarter 2020 Earnings Review

IMPORTANT NOTICES Forward-Looking Statements This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, among others, statements regarding our goals, plans and projections with respect to our operations, financial position and business strategy. Such forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," "expect," "intend," "could," "estimate," "predict," "continue," "should," "anticipate," "believe," or “confident,” or the negative thereof or variations thereon or similar terminology. Such forward-looking statements are based on particular assumptions that our management has made in light of its experience and its perception of expected future developments and other factors that it believes are appropriate under the circumstances, and are subject to various risks and uncertainties. Factors that could cause or contribute to material and adverse differences between actual and anticipated results include, but are not limited to, the impact on our business of the COVID-19 pandemic and related federal, state, and local government restrictions, including adverse changes in such restrictions or the potential re-imposition of such restrictions limiting our ability to operate or that of our retail partners or franchisees, and the continuing economic uncertainty and volatility that has resulted from such matters and the other risks detailed from time to time in the reports filed by us with the SEC, including our most recently filed Annual Report on Form 10-K, as may be updated by reports on Form 10-Q or Form 8-K filed thereafter. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this communication. Except as required by law, we are not obligated to, and do not undertake to, publicly release any revisions to these forward-looking statements to reflect any events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Use of Non-GAAP Financial Measures This communication contains certain financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles (GAAP), including (1) Non-GAAP diluted earnings per share (net earnings, as adjusted for special items (as defined below), net of taxes, divided by the number of shares of our common stock on a fully diluted basis), (2) Adjusted EBITDA (net earnings before interest, taxes, depreciation and amortization, as adjusted for special items) on a consolidated and segment basis and (3) Free Cash Flow (net cash provided by operating activities less capital expenditures). “Special items” refers to certain gains and charges we view as extraordinary, unusual or non-recurring in nature and which we believe do not reflect our core business activities. For the periods presented herein, these special items are described in the quantitative reconciliation tables included below in this communication. Because of the inherent uncertainty related to the special items, management does not believe it is able to provide a meaningful forecast of the comparable GAAP measures or reconciliation to any forecasted GAAP measure without unreasonable effort. These non-GAAP measures are additional tools intended to assist our management in comparing our performance on a more consistent basis for purposes of business decision-making by removing the impact of certain items management believes do not directly reflect our core operations. These measures are intended to assist management in evaluating operating performance and liquidity, comparing performance and liquidity across periods, planning and forecasting future business operations, helping determine levels of operating and capital investments and identifying and assessing additional trends potentially impacting our company that may not be shown solely by comparisons of GAAP measures. Consolidated Adjusted EBITDA and Free Cash Flow are also used as part our incentive compensation program for our executive officers and others. We believe these non-GAAP financial measures also provide supplemental information that is useful to investors, analysts and other external users of our consolidated financial statements in understanding our financial results and evaluating our performance and liquidity from period to period. However, non-GAAP financial measures have inherent limitations and are not substitutes for or superior to, and they should be read together with, our consolidated financial statements prepared in accordance with GAAP. Further, because non-GAAP financial measures are not standardized, it may not be possible to compare such measures to the non-GAAP financial measures presented by other companies, even if they have the same or similar names. Note that all sources in this presentation are from Company reports and Company estimates unless otherwise noted. 2

Preferred Lease Invoice Volume
Year-over-Year Growth
40%
30%
20%
10%
0%
Q1 '20
Q2 '20
Q3 '20
34.4%


Rent-A-Center Business
2-Year Same Store Sales
20%
15%
10%
5%
0%
Q1 '20
Q2 '20
Q3 '20
16.6%

[1] Non-GAAP financial measure. Refer to explanations and reconciliations elsewhere in this presentation.

THIRD QUARTER 2020 REVIEW

- Consolidated revenues of $712 million, up 9.6% versus the third quarter of 2019
- Third quarter Adjusted EBITDA[1] of $92.1 million increased 63% over the third quarter 2019 and Non-GAAP Diluted EPS[1] of $1.04 increased 121% over third quarter 2019
- Preferred Lease invoice volume +34.4%, which drove 9.3% revenue growth in the third quarter and should benefit further revenue growth as the team executes on growing pipeline
- Eleventh consecutive quarter of positive same store sales in the Rent-A-Center Business (+16.6% on a 2-year basis), with a significant increase in profitability
- E-commerce +71% in third quarter to 21% of Rent-A-Center Business sales; on track to reach 25% of sales in 2020

Note: Same store sale methodology - Same store sales generally represents revenue earned in stores that were operated by us for 13 months or more and are reported on a constant currency basis as a percentage of total revenue earned in stores of the segment during the indicated period. The Company excludes from the same store sales base any store that receives a certain level of customer accounts from closed stores or acquisitions. The receiving store will be eligible for inclusion in the same store sales base in the 24th full month following account transfer. Due to the COVID-19 pandemic and related temporary store closures, all 32 stores in Puerto Rico were excluded starting in March 2020 and will remain excluded for 18 months.

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ECONOMIC TRENDS: FAVORABLE FOR LTO  Our model has proved resilient across economic cycles with current trends supportive for LTO growth  70% of banks tightened lending standards in Q3, according to the Federal Reserve Bank  Subprime borrowers saw their limits cut 19.2% as banks reduced exposure during the coronavirus pandemic Percent of Banks Tightening Reduction in Borrowing Limits by Lending Standards Banks Source: Federal Reserve Bank Source: Bloomberg/Transunion 4

PREFERRED LEASE: ACCELERATING GROWTH Long-Term Growth 3Q 2020 Highlights Strategies  Added new leadership with a  Accelerate growth by long history of bringing positioning Preferred brand disruptive innovation to financial as leading FinTech platform services via technology $1.2B  Use technology to support  Strong invoice volume driven by frictionless partner new retail partner additions, onboarding, integration to e- investment in sales and product commerce platforms diversification $0.7B  Generate repeat business  Centralized collections and an expanded potential improves efficiencies and customer base revenues  Continue to target long term  Increased interest from retail goal of $1.2B in revenue by partners & strong pipeline 2019 2020E 2021 Goal 2022 Goal 2022 Goal end of 2022 5

PREFERRED DYNAMIX  New operating structure to accelerate the pace of innovation and provide a more effective way to onboard new talent and digital expertise Foundational LTO Program Seamless LTO across Proprietary platform to6 mobile, web & store facilitate e-commerce

RENT-A-CENTER BUSINESS: DRIVING SUSTAINABLE, PROFITABLE GROWTH Rent-A-Center Business Long-Term Growth 3Q 2020 Highlights Product Assortment Strategies  New leadership with proven  Increase omni-channel sales track record across multiple while driving financial functions at Rent-A-Center 4% performance Strong demand for home  23%  Accelerate shift to e-commerce products, furniture and 41% via enhancements to platform, appliances synergies with stores 7%  Increase in digital payment  Leverage Preferred Lease utilization is improving decision engine, expand digital delinquencies 25% payment and communication  E-commerce growing, Furniture & Accessories Consumer Electronics  Continue expansion into customers generating higher Computers Appliances emerging product categories profits (Tires, Tools, Handbags, Mobile Phones Emerging Categories 1 Jewelry) 7 1 Tires, Tools, Handbags, Jewelry

EVOLVING the LTO MODEL VIA DIGITAL  Progress in digital payments and prospects for higher engagement rates have long-term benefits for omni-channel Rent-A-Center Business Rent-A-Center Business E-Comm. Share of Total Revenues % of Revenue from Digital Payments 50% 41% 40% 35% 30% 30% 28% 25% 23% 20% 20% 10% Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 8

FINANCIAL HIGHLIGHTS Q3 2020 Better or Worse In millions, except percentages and EPS Actual % of Total Revenue versus Q3 2019 Rent-A-Center Business1 $474 66.6% $38 8.6% Preferred Lease $202 28.3% $17 9.3% Franchising $24 3.4% $9 59.6% Mexico $12 1.7% ($1) (9.1%) Total Revenue $712 100.0% $63 9.6% % of Segment Revenue Rent-A-Center Business $106 22.3% $46 870 Preferred Lease $17 8.3% ($6) (380) Franchising $3 13.2% $2 560 Mexico $2 15.1% $1 530 Corporate ($35) (4.9%) ($8) (70) Adjusted EBITDA2 $92 12.9% $36 420 bps 2 Non-GAAP Diluted EPS $1.04 $0.57 Selected Metrics Q3 2020 Q3 2019 Operating Cash Flow $42 $43 Debt (excluding financing fees) $198 $260 Net Debt to Adjusted EBITDA 0.0x 0.8x 9 1 Year over year performance includes same store sales increase of 12.9% 2 Non-GAAP financial measure. Refer to explanations and reconciliations elsewhere in this presentation.

THIRD QUARTER HIGHLIGHTS Preferred Lease  Revenue Growth: +9.3% YoY  Invoice Volume: +34.4% YoY, driven by growth in new virtual retail partner additions and organic growth in existing locations  Invoice Volume is expected to be up approximately 25 percent in 2020  Skip / Stolen Losses: 11.3% of revenue  Expenses: Managing costs with additional opportunity to reduce labor hours and improve collection efficiency Rent-A-Center Business  Same Store Sales: +12.9%  Q3 Ending Lease Portfolio: +8.8% above LY  Skip / Stolen Losses: 2.0% of revenue, driven by strong collections Cash Flow  Operating cash flow in Q3 $42 million, with Free Cash Flow1 of $34 million Zero net debt  10 1 Non-GAAP financial measure. Refer to explanations and reconciliations elsewhere in this presentation

2020 GUIDANCE: Annual Guidance 1 Low High Consolidated 2 Revenues ($B) $2.795 $2.825 Adjusted EBITDA ($M) 4 $308 $323 Diluted Non-GAAP EPS 4 $3.35 $3.50 Free Cash Flow ($M) 3,4 $200 $215 Preferred Lease Segment Revenues ($M) $812 $822 Adjusted EBITDA ($M) 4 $66 $71 Rent-A-Center Business Segment Revenues ($B) $1.825 $1.840 Adjusted EBITDA ($M) 4 $352 $362 1 The Company is increasing guidance for revenue, Adjusted EBITDA, Diluted Non-GAAP EPS and Free Cash Flow. Guidance ranges reflect the refranchising of 99 California Rent-A-Center locations in the fourth quarter; Guidance does not include the impact of any new franchising transactions 2 Includes Rent-A-Center Business, Preferred Lease, Mexico, Franchise and Corporate segments 3 Free Cash Flow defined as operating cash flow less capital expenditures 11 4 Adjusted EBITDA, non-GAAP diluted earnings per share and free cash flow as of September 30, 2020 are non-GAAP measures reconciled to GAAP financial measures in the appendix of this presentation

CAPITAL STRATEGY Investments 1  Working capital investment in 2020 to support growth in Liquidity demand across both segments (in millions) $437 $418  Implementing additional e-commerce functionality  Investments focused on capturing whitespace opportunity in virtual and digital as lease-to-own sector evolves $239 $222 $231 Maintain Conservative Balance Sheet  No net debt as of 09/30/20  Total liquidity of approximately $437 million at 9/30/20 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Return Excess Cash to Shareholders  Dividend of $0.29 per quarter with approximately 3-4% yield as of October 27, 2020  Repurchased 1.46 million shares for $26.6 million in 2020  Continue to view share repurchases opportunistically 12 1 Liquidity represents cash on hand plus revolver availability

Rent-A-Center: Positioned for Growth Third Quarter 2020 Earnings Review Question and Answer

APPENDIX 14

Reconciliation of Net Earnings Per Share to Non-GAAP Diluted Earnings Per Share Three Months Ended September 30, 2020 2019 (in thousands, except per share data) Amount Per Share Amount Per Share Net Earnings $ 64,030 $ 1.15 $ 31,277 $ 0.56 Special items, net of taxes Other charges (gains)1 (1,341) (0.02) 1,939 0.03 Debt refinancing charges - - 1,470 0.03 Discrete income tax items (5,604) (0.09) (8,385) (0.15) Net earnings excluding special items $ 57,625 $ 1.04 $ 26,301 $ 0.47 15 1 Refer to slides 16 and 17 for additional details

Reconciliation of Operating Profit to Adjusted EBITDA (Consolidated and by Segment) Three Months Ended September 30, 2020 Rent-A- Preferred Center Mexico Franchising Corporate Consolidated Lease (in thousands) Business GAAP Operating Profit (Loss) $ 99,950 $ 16,073 $ 1,724 $ 3,146 $ (40,706) $ 80,187 Plus: Amortization, Depreciation 4,926 541 104 15 8,224 13,810 Plus: Special Items (Extraordinary, Unusual or Non-Recurring Gains or Charges) Legal settlement - - - - (2,800) (2,800) Cost savings initiatives (41) 34 - - 116 109 Nationwide protest impacts 101 - - - - 101 COVID-19 impacts (74) - - - 106 32 Store closure costs 385 - 3 - - 388 Asset disposals 314 - - - - 314 Adjusted EBITDA 105,561 16,648 1,831 3,161 (35,060) 92,141 Three Months Ended September 30, 2019 Rent-A- Preferred Center Mexico Franchising Corporate Consolidated Lease (in thousands) Business GAAP Operating Profit (Loss) $ 52,175 $ 21,830 $ 1,213 $ 1,135 $ (37,506) $ 38,847 Plus: Amortization, Depreciation 5,037 379 82 3 9,393 14,894 Plus: Special Items (Extraordinary, Unusual or Non-Recurring Gains or Charges) Legal and professional fees - - - - 687 687 Store closures 1,831 - 5 - - 1,836 Cost savings initiatives 242 94 - - - 336 Adjusted EBITDA 59,285 22,303 1,300 1,138 (27,426) 56,600 16

Reconciliation of Net Cash Provided by Operations to Free Cash Flow Three Months Ended Sptember 30, Nine Months Ended September 30, (in thousands) 2020 2019 2020 2019 Net cash provided by operating activities $ 41,507 $ 42,711 $ 296,226 $ 228,129 Purchase of property assets (7,807) (6,922) (22,557) (12,010) Hurricane insurance recovery proceeds - - 158 995 Free cash flow $ 33,700 $ 35,789 $ 273,827 $ 217,114 Proceeds from sale of stores 9 3,130 196 16,922 Acquisitions of businesses (700) (28,597) (700) (28,722) Free cash flow including acquisitions and divesitures $ 33,009 $ 10,352 $ 273,323 $ 205,314 17